SIGNATURES

Dated: March 18, 2019

SOTER CAPITAL, LLC

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

SOTER CAPITAL HOLDINGS, LLC

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PE SOTER HOLDINGS, LLC

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY CAPITAL SOTER PARTNERS, L.P.
By:  Platinum Equity Partners III, LLC, its general partner
By:  Platinum Equity Investment Holdings III, LLC, its senior managing member

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY PARTNERS III, LLC
By:  Platinum Equity Investment Holdings III, LLC, its senior managing member

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS III, LLC

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY INVESTCO, L.P.
By: Platinum Equity Investment Holdings IC (Cayman), LLC, its general partner

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS IC (CAYMAN), LLC

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM INVESTCO (CAYMAN), LLC

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS, LLC

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY INVESTMENT HOLDINGS III MANAGER, LLC

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

PLATINUM EQUITY, LLC

By: /s/ Justin Maroldi
---------------------------------
Name:  Justin Maroldi
Title:  Assistant Secretary

Tom Gores

/s/ Mary Ann Sigler
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Mary Ann Sigler
Attorney-in-Fact

[Signature Page to Form 4]